FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)January 30, 2001

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

                         Manchester Equipment Co., Inc.
          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

Change of Name

     On January 30, 2001, Manchester Equipment Co., Inc. filed an amendment to its Restated Certificate of Incorporation that changed the name of the corporation to "Manchester Technologies, Inc." The Common Stock of Manchester Technologies, Inc. will continue to be listed on the NASDAQ National Market under its present symbol "MANC".

            A copy of the press release  announcing the amendment is attached as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:

 3.1.d  - Amendment to the Restated Certificate of Incorporation of Manchester
          Technologies, Inc. (formerly Manchester Equipment Co., Inc.) filed January 30, 2001.

99.1    - Press Release dated February 1, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      February 6, 2001


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    /s/Barry Steinberg
                                        --------------------
                                        Barry Steinberg
                                        President and Chief Executive Officer


Exhibit Index. The following exhibits are filed herewith and are incorporated herein by reference:

Exhibit No.            Item
1                      Amendment to Certificate of Incorporation
2                      Press Release dated February 1, 2001